                                                                         EX 10.4

[PACCAR
FINANCIAL LOGO]                                   DIRECT LOAN SECURITY AGREEMENT
--------------------------------------------------------------------------------

This DIRECT LOAN SECURITY AGREEMENT ("Security Agreement"), made on May 23,
2003 by and between BOYD           BROTHERS TRANSPORTATION, INC. a business
with its principal place of business at 3275 HIGHWAY 30, CLAYTON, ALABAMA 36016 ("Debtor") and PACCAR FINANCIAL CORP. a Washington corporation with an address at 777 106TH AVE. NE, BELLEVUE, WASHINGTON 98004 ("Secured Party").

1. INDEBTEDNESS. For value received, Debtor promises to pay Secured Party at its office located at the address stated above or such other place as Secured Party designates.

The amount owed herein shall be repaid in consecutive installments (including both principal and interest) as follows:

--------------------------------------------------------------------------------
                                  INSTALLMENTS
--------------------------------------------------------------------------------
  PAYMENT DATE                 NUMBER OF PAYMENTS               PAYMENT AMOUNT
--------------------------------------------------------------------------------
  Jul 18, 2003                       72                             $3,968.18
--------------------------------------------------------------------------------


beginning July 18, 2003 and on the same day of each month thereafter (each a "Payment Date") until June 18, 2009, when the entire unpaid balance of principal and interest, plus any other accrued charges, shall become due and payable. The original principal balance herein is $252,345.00, and interest paid on the unpaid principal balance from and including the date hereof at the LIBOR Rate (as more fully defined herein), plus 2.85% per annum. Interest start date is June 18, 2003.

As used herein, "LIBOR" shall mean the London Interbank Offered Rates for one
(1) month maturities as reported in the Money Rates section of the Wall Street Journal. The LIBOR reported on the first business day of each calendar month shall be used to determine Debtor's rate during that month.

The interest accrued may vary each month based on the timeliness of receipt of payments compared to the Payment Dates outlined above and fluctuations in the selected rate. Late payments or a higher rate will cause total interest paid to be higher than originally expected and early payments or a lower rate will cause total interest to be lower than originally expected. The final payment will be adjusted to reflect the timeliness of payment receipt and fluctuations in the selected rate.

The principal balance includes one or more official fees in the total amount of $0.00, a document preparation fee of $300.00, and the cost of financing a Preventive Maintenance Customer Agreement in the amount of $0.00.

Debtor may prepay in full, but not in part, its entire indebtedness hereunder upon payment of a premium equal to 1/12 of 1% (.00083) of the current principal balance at the time of such prepayment multiplied by the number of full months remaining in the term of the Security Agreement, provided that such prepayment penalty is not prohibited by applicable state law, otherwise at the highest prepayment penalty Debtor can legally obligate itself to pay and/or Secured party can legally collect.

2. USE OF PROCEEDS. Secured Party is hereby irrevocably authorized and directed to disburse the proceeds of this Security Agreement as follows:

--------------------------------------------------------------------------------
     AMOUNT  PAYEE NAME                           PAYEE ADDRESS
--------------------------------------------------------------------------------
$117,420.00  Fontaine Trailer Company             P.O. Box 98710,
                                                  Chicago, Illinois 60693

  67,312.50  Boyd Brothers Transportation, Inc    3275 Highway 30,
                                                  Clayton, Alabama 36016

  67,312.50  Till Fab LTD (fed ex funds)          RR#3, Norwich, Ontario N0J1P0

     300.00  PACCAR Financial Corp.               3805 Crestwood Pkwy St 300,
                                                  Duluth, Georgia 30096
--------------------------------------------------------------------------------

Debtor hereby acknowledges and agrees that the proceeds of this Security Agreement will be used for commercial or business purposes and will not be used for personal, family or household purposes.

Secured Party may disburse the proceeds using checks, drafts, orders, transfer funds, or any other method or media Secured Party deems desirable. Disbursement may be made in Secured Party's name on Debtor's behalf or in Debtor's name. Disbursement in accordance with the above instructions or any written supplement to these instructions will constitute payment and delivery to and receipt by Debtor of all such proceeds.

3. SECURED INDEBTEDNESS. This Security Agreement secures the payment of the indebtedness set forth above and any and all other obligations and liabilities of Debtor to Secured Party whether due or to become due, direct or contingent, now existing or hereafter incurred of any nature whatsoever, including without limitation all legal fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or "Indebtedness"). Without limiting the generality of the foregoing, this Security Agreement secures the payment of all amounts which constitute part of the Indebtedness and would be owed by Debtor to Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Debtor.


--------------------------------------------------------------------------------
DEBTOR:        Boyd Brothers Transportation, Inc.              DEBTOR'S INITIALS
CONTRACT DATE: May 23, 2003            Page 1 of 5                [ILLEGIBLE]
--------------------------------------------------------------------------------
ACT. NO. 9726 (R9-00)                                                  CLASS 170

[PACCAR
FINANCIAL LOGO]                                   DIRECT LOAN SECURITY AGREEMENT
--------------------------------------------------------------------------------

4. GRANT OF SECURITY INTEREST. Debtor hereby grants to Secured Party, its successors and assigns forever, a security interest in and against the following equipment, motor vehicles, fixtures, goods, general intangibles, and any additions, attachments, accessories and accessions thereto, any substitutions, replacements or exchanges therefor, and any and all proceeds of any and all other of the foregoing and, to the extent not otherwise included, all (a) payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing and (b) cash, all of which property and proceeds is hereinafter individually and collectively referred to as the "Collateral":

                         DESCRIPTION OF COLLATERAL

YEAR     MAKE      MODEL     VEHICLE IDENTIFICATION             COMMENT
----     ----      -----     ----------------------             -------

*************************SEE COLLATERAL ADDENDUM***************************

5. RIGHTS OF SECURED PARTY IN THE COLLATERAL. The surrender of any document evidencing the Indebtedness or any other obligation or liability secured hereby, upon payment or otherwise, shall not affect the rights of Secured Party to retain the Collateral for such other obligations and liabilities as may then exist. Any third person at any time and from time to time holding all or a portion of the Collateral shall be deemed to be holding and shall hold the Collateral as the agent of, and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, Secured Party.

6. DEBTOR REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants as follows: (a) If Debtor is a corporation, (i) it is duly organized, validly existing and in good standing in its state of incorporation and is authorized to conduct its business in all of the jurisdictions wherever it engages in such business, and (ii) this Security Agreement is executed pursuant to authority of its Board of Directors and with the consent of its shareholders; (b) Debtor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Security Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Security Agreement. Debtor has no trade names other than those previously disclosed to Secured Party; (c) Debtor has exclusive possession and control of the Collateral; (d) This Security Agreement creates a valid first priority security interest in the Collateral, securing the payment of the Indebtedness, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken;
(e) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest); (f) There are no conditions precedent to the effectiveness of this Security Agreement that have not been satisfied or waived; (g) the Collateral will be titled in the State of Tennessee; (h) Debtor will immediately notify Secured Party in writing of any change in Debtor's principal place of business identified above; and (i) this Security Agreement is entered into in the State of Georgia and is governed by its laws.

7. CERTIFICATE OF TITLE-LIENS. Debtor agrees that any Certificate of Title on the Collateral will show Secured Party's security interest (lien) and will be delivered promptly to Secured Party. Secured Party shall hold the Certificate of Title until Debtor pays all of the Indebtedness and performs all other obligations under this Security Agreement. Debtor promises not to give any other party a lien or security interest in the Collateral without Secured Party's written consent. Debtor promises not to part with possession of, sell or lease the Collateral without Secured Party's written consent. Debtor hereby
(a) agrees that from time to time, at the expense of the Debtor, Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect or protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and
(b) grants to Secured Party the power to sign Debtor's name and on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral.

8. INSURANCE. Debtor shall keep the Collateral continuously insured against fire, theft, collision, and any other hazard Secured Party specifies by any insurance company Secured Party has approved. The amount of insurance shall be the full insurable value of the Collateral or the full amount of all obligations this Security Agreement secures, whichever is greater. Debtor agrees to deliver promptly to Secured Party certificates or, if requested, policies of insurance satisfactory to Secured Party, each with a standard long-form loss-payable endorsement naming Secured Party or assigns as loss-delivered to Secured Party at least ten (10) days before the cancellation date. If the Collateral is lost or damaged, Secured Party shall have full power to collect any or all insurance proceeds and to apply them as Secured Party chooses either (i) to satisfy any obligation secured by this Security
Agreement (whether or not due or otherwise matured), or (ii) to repair the Collateral. If Debtor obtains insurance from a company Secured Party has not approved, or fails to obtain any insurance, Secured Party may (but does not have to) obtain any insurance Secured Party desires to protect its interests. If Secured Party does so, Debtor shall reimburse Secured Party upon demand for its expenses. Secured Party shall have no liability at all for any losses which occur because no insurance was obtained or any insurance which has been obtained is incomplete.

9. TAXES. Debtor agrees to pay before delinquency all taxes, license fees and other governmental charges imposed on the Collateral or its sales or use.


-------------------------------------------------------------------------------
DEBTOR:        Boyd Brothers Transportation, Inc.            DEBTOR'S INITIALS
CONTRACT DATE: May 23, 2003             Page 2 of 5             [illegible]
-------------------------------------------------------------------------------
ACT. NO. 9726 (R9-00)                                                  CLASS 170

[PACCAR
FINANCIAL LOGO]                                   DIRECT LOAN SECURITY AGREEMENT
--------------------------------------------------------------------------------

10. USE OF COLLATERAL. Debtor shall keep the Collateral in good repair, shall prevent any waste, loss, damage, or destruction of or to the Collateral, shall prevent any unlawful use of the Collateral, and shall not make or allow to be made any significant change in the Collateral or its chassis, body, or special equipment, without Secured Party's written consent. Debtor assumes all risk of damage, loss, or destruction of or to the Collateral, whether or not insured against. Secured Party may examine the Collateral wherever located at any time, and Debtor will inform Secured Party of the Collateral's location upon Secured Party's request.

11. EXPENSE PAID BY SECURED PARTY. Debtor agrees to reimburse Secured Party upon demand for any expenses paid by Secured Party such as taxes, insurance premiums, repair bills, title fees, the expenses set forth in Section 16(d) hereof and any other expenses necessary to protect Secured Party's security interest in the Collateral. Debtor's obligation to pay the expenses shall be secured by this Security Agreement.

12. NO WARRANTY. If the Collateral is new, there is no warranty other than that of the manufacturer. If the Collateral is used, it is sold "AS IS" and "WITH ALL FAULTS." SECURED PARTY MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, UNLESS SET OUT IN WRITING AND SIGNED BY SECURED PARTY. THERE ARE NO, OTHER WARRANTIES EXPRESS OR IMPLIED.

13. ADDITIONS TO COLLATERAL. Anything added to the Collateral, including but not limited to engines, transmissions, tires, wheels, fifth wheels, radios and electrical equipment, tanks and any other body or structure, becomes part of the Collateral and is subject to Secured Party's security interest, and must stay with the Collateral if repossessed or returned to Secured Party.

14. PAYMENT APPLICATION AND DELINQUENCY CHARGES. All payments shall be applied first to interest and then to principal. For each installment not paid when due, Debtor agrees to pay Secured Party a delinquency charge calculated thereon at the rate of 1-1/2% per month for the period of delinquency or, at Secured Party's option, 5% of such installment (but under no circumstances shall the delinquency charge exceed $10 for contracts governed by Arizona law, $25 for contracts governed by Nebraska law, nor, for contracts governed by Pennsylvania law, 4% of each overdue installment, per month, for the period of delinquency), provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Debtor can legally obligate itself to pay and/or Secured Party can legally collect.

15. DEFAULT. Time is of the essence of this Security Agreement. The due dates for payments and the performance of the other obligations under this Security Agreement are among its most crucial provisions. Debtor shall be in default under this Security Agreement upon the occurrence of any of the following: (a) Debtor fails to pay on or before the due date the full amount of any scheduled payment, taxes, insurance premium, or other obligation secured by this Security Agreement; (b) Debtor fails to perform any of Debtor's obligations under this Security Agreement; (c) Any representation Debtor has made in this Security Agreement or in any credit application or financial statement Debtor has given to Secured Party in connection with the credit secured by this Security Agreement turns out to be false; (d) Any check, note or other instrument given for a payment is dishonored when presented for payment; (e) The Collateral is seized or levied upon under any legal or governmental process or proceeding against Debtor or the Collateral; (f) Debtor becomes insolvent or subject to insolvency proceedings as defined in the Uniform Commercial Code or becomes subject to bankruptcy; (g) Debtor defaults in the payment or performance of any other agreement in connection with any other obligation for borrowed money; or
(h) Secured Party reasonably deems the Collateral in danger of misuse, confiscation, damage, or destruction.

16. REMEDIES. In the event of an event of default, Secured Party may declare the entire indebtedness secured by this Security Agreement immediately due and payable, without protest, presentment, notice, or demand, all of which Debtor waives. All sums remaining unpaid in the agreed or accelerated date of maturity shall bear interest at the rate of 1-1/2% per month, provided that such a rate is not prohibited by law, otherwise at the highest lawful contract rate. If Debtor defaults under this Security Agreement, in addition to the rights that Secured Party has under the law in effect at the time of default, the following provisions shall apply: (a) On Secured Party's demand, Debtor shall deliver possession of the Collateral to Secured Party at a place Secured Party designates reasonably convenient to both parties: (b) Secured Party may enter any premises where the Collateral may be found and take possession of it without notice, demand, or legal proceedings: (c) Secured Party shall give Debtor at least ten (10) days written notice of any sale of the Collateral, which Debtor agrees to be reasonable notice. Notice shall be given at the address specified in this Security Agreement or other such address that Debtor may have previously specified in writing to Secured Party. Notice shall be effective when deposited in the mails, postage prepaid, addressed as provided above: (d) Expenses of retaking, holding, preparing for sale, selling and the like shall include (i) the fees of any attorneys retained by Secured Party and (ii) all other legal expenses incurred by Secured Party. Debtor agrees that it shall be liable for and shall promptly pay any deficiency resulting from any disposition of the Collateral after default.

17. NO WRONGFUL POSSESSION. Debtor agrees that if Secured Party repossesses the Collateral or otherwise obtains possession of it, Secured Party will not be in wrongful possession of any property contained in the Collateral or attached to it in which Secured Party does not have a security interest. Secured Party agrees to make any such property available to Debtor to take back at a place reasonably convenient to both parties.





--------------------------------------------------------------------------------
DEBTOR:        Boyd Brothers Transportation, Inc.              DEBTOR'S INITIALS
CONTRACT DATE: May 23, 2003             Page 3 of 5              [ILLEGIBLE]
--------------------------------------------------------------------------------
ACT. NO. 9726 (R9-00)                                                  CLASS 170

[PACCAR                                           DIRECT LOAN SECURITY AGREEMENT
FINANCIAL LOGO]
--------------------------------------------------------------------------------
18. VARIATIONS OF CONTRACT. No provision of this Security Agreement may be changed or amended unless by a written contract signed by Secured Party. Secured Party's acceptance of late payments does not mean that Secured Party is obligated to accept late payments in the future. No waiver of any default shall operate as a waiver of any other default.

19. ENTIRE AGREEMENT: SEVERABILITY. This Security Agreement is the complete and exclusive statement of rights and duties between Debtor and Secured Party. If any provision is held unenforceable, it shall be deemed omitted without affecting the enforceability of the remaining provisions.

20. BAD CHECKS. Whenever a check, draft or order given by or on behalf of Debtor, for the purpose of payment of any obligation arising under this Security Agreement, has been dishonored for lack of funds or credit to pay the same or the maker, issuer or drawer has no account with the drawee, Secured Party may collect from Debtor a reasonable handling fee, not to exceed the maximum amount allowed by law in the state chosen by the parties to govern this Security Agreement.

21. CROSS COLLATERAL. Debtor grants to Secured Party a security interest in all collateral securing the payment and performance on any and all absolute or contingent obligations and liabilities of Debtor to Secured Party, now existing or hereinafter arising, whether under this Security Agreement or any other agreement between Debtor and Secured Party, including, but not limited to, security agreement retail installment contracts and equipment lease agreements.

22. MISCELLANEOUS. (a) This Security Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns. (b) This Security Agreement and any other evidence of the Indebtedness given in connection herewith may be assigned without notice to Debtor and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor. (c) Debtor waives all homestead and other property exemption laws. (d) Debtor agrees to furnish its annual financial statements and such interim statements as Secured Party may require in form satisfactory to Secured Party. Any and all financial statements will be prepared on a basis of generally accepted accounting principles, and will be complete and correct and fairly present Debtor's financial condition as of the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof. (e) Debtor acknowledges receipt of a true copy of this Security Agreement, and waives acceptance hereof. (f) This Security Agreement shall continue in full force and effect for so long as there shall remain in existence obligations or liabilities from Debtor to Secured Party and for so long after the payment of all outstanding obligations and liabilities as it is reasonably contemplated that there may be future obligations and liabilities between Debtor and Secured Party, which future obligations and liabilities shall be secured by the security interest granted in this Security Agreement. (g) This Security Agreement may be executed in one or more counterparts, each of which may be deemed to be the original instrument, but all of which together shall constitute but one instrument, and only one set of rights, duties and obligations shall arise therefrom.

23. ADDITIONAL STATE-SPECIFIC PROVISIONS. For purposes of Florida law, the term "principal balance" shall mean the "amount financed," i.e., the amount of credit provided to you. For purposes of Texas law, the term "principal balance" shall mean the "unpaid balance" i.e., the amount financed.

Texas document preparation fee disclosure: "A DOCUMENTARY FEE IS NOT AN OFFICIAL FEE. A DOCUMENTARY FEE IS NOT REQUIRED BY LAW, BUT MAY BE CHARGED TO BUYERS FOR HANDLING DOCUMENTS AND PERFORMING SERVICES RELATING TO THE CLOSING OF A SALE. A DOCUMENTARY FEE MAY NOT EXCEED $50 FOR A MOTOR VEHICLE CONTRACT OR A REASONABLE AMOUNT AGREED TO BY THE PARTIES FOR A HEAVY COMMERCIAL VEHICLE CONTRACT. THIS NOTICE IS REQUIRED BY LAW."











--------------------------------------------------------------------------------
DEBTOR:        Boyd Brothers Transportation, Inc.              DEBTOR'S INITIALS
CONTRACT DATE: MAY 23, 2003
Page 4 of 5                                                      [ILLEGIBLE]
--------------------------------------------------------------------------------
ACT. NO. 9726 (R9-00)                                                  CLASS 170

[PACCAR
FINANCIAL LOGO]                                   DIRECT LOAN SECURITY AGREEMENT
--------------------------------------------------------------------------------

                                 NOTICE TO DEBTOR

1. LIABILITY INSURANCE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS NOT INCLUDED UNDER THIS CONTRACT.

2. DO NOT SIGN THIS SECURITY AGREEMENT BEFORE YOU HAVE READ IT OR IF IT CONTAINS ANY BLANK SPACES.

3. YOU ARE ENTITLED TO AN EXACT COPY OF THE SECURITY AGREEMENT YOU SIGN.

4. UNDER THE LAW, YOU HAVE THE RIGHT: (A) TO PAY OFF IN ADVANCE THE FULL AMOUNT AND MAY OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE; (B) TO REDEEM THE PROPERTY IF REPOSSESSED FOR A DEFAULT; AND (C) TO REQUIRE, UNDER CERTAIN CONDITIONS, A RESALE OF THE PROPERTY, IF REPOSSESSED.

5. KEEP THIS SECURITY AGREEMENT TO PROTECT YOUR LEGAL RIGHTS.

6. NOTICE REQUIRED FOR CONTRACTS GOVERNED BY ARIZONA LAW: SELLER IS REGULATED BY THE ARIZONA STATE BANKING DEPARTMENT, AND COMPLAINTS CONCERNING THIS CONTRACT MAY BE MADE TO THAT AGENCY AT 2910 N. 44TH STREET, SUITE 310, PHOENIX, AZ 85018 ((602) 255-4421).

7. NOTICE REQUIRED FOR CONTRACTS GOVERNED BY TEXAS LAW: To contact PACCAR Financial Corp. about this account, call (940) 484-8100. This contract is subject in whole or in part to Texas law, which is enforced by the Consumer Credit Commissioner, 2601 North Lamar, Austin, TX 78705 ((713) 461-4074).


DEBTOR ACKNOWLEDGES THAT A TRUE COPY OF THIS SECURITY AGREEMENT HAS BEEN RECEIVED, READ, AND WAS COMPLETELY FILLED IN BEFORE BEING SIGNED.


IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Security Agreement as of the day and year first above written.


--------------------------------------------------------------------------------
 SECURED PARTY:                             DEBTOR:
          PACCAR FINANCIAL CORP.              BOYD BROTHERS TRANSPORTATION, INC.
--------------------------------------------------------------------------------
 BY:                                        BY:
                                                /s/  Richard Bailey
 ------------------------------------       ------------------------------------
 NAME:                                      NAME:
                                                    Richard Bailey
--------------------------------------------------------------------------------
 TITLE:                                     TITLE:
                                                    CFO
--------------------------------------------------------------------------------
 DATE:                                      DATE:
        May 23, 2003                               May 23, 2003
--------------------------------------------------------------------------------
                                            TAX ID:
                                                   63-6006515
                                            ------------------------------------





--------------------------------------------------------------------------------
DEBTOR:        Boyd Brothers Transportation, Inc.              DEBTOR'S INITIALS
CONTRACT DATE: May 23, 2003            Page 5 of 5
--------------------------------------------------------------------------------
ACT. NO. 9726 (R9-00)                                                  CLASS 170

[PACCAR                                           DIRECT LOAN SECURITY AGREEMENT
FINANCIAL LOGO]                                              COLLATERAL ADDENDUM
--------------------------------------------------------------------------------

This Collateral Addendum is annexed to and made part of a Direct Loan Security Agreement dated May 23, 2003 by and between PACCAR FINANCIAL CORP. as "Secured Party" and BOYD BROTHERS TRANSPORTATION, INC. as "Debtor" and describes collateral in which Debtor grants Secured Party a security interest under the terms and conditions of Paragraphs 3 and 4 of the Direct Loan Security
Agreement:


                         DESCRIPTION OF COLLATERAL

YEAR         MAKE               MODEL             VEHICLE IDENTIFICATION              COMMENT
----         ----               -----             ----------------------              -------
2003         Fontaine           Flatbed           13N14830341519378
2003         Fontaine           Flatbed           13N14830541519379
2003         Fontaine           Flatbed           13N14830541519382
2003         Fontaine           Flatbed           13N14830241519386
2003         Fontaine           Flatbed           13N14830441519390
2003         Fontaine           Flatbed           13N14830641519391
2003         Fontaine           Flatbed           13N14830341519395
2003         Fontaine           Flatbed           13N14830741519402
2003         Fontaine           Flatbed           13N14830941519403
2003         Fontaine           Flatbed           13N14830241519405
2003         Fontaine           Flatbed           13N14830441519406
2003         Fontaine           Flatbed           13N14830641519410
         Til Fab Flatdeck      Roll Tites               84025
         Til Fab Flatdeck      Roll Tites               84322
         Til Fab Flatdeck      Roll Tites               84027
         Til Fab Flatdeck      Roll Tites               48890
         Til Fab Flatdeck      Roll Tites               48917
         Til Fab Flatdeck      Roll Tites               84341
         Til Fab Flatdeck      Roll Tites               48892
         Til Fab Flatdeck      Roll Tites               50303
         Til Fab Flatdeck      Roll Tites               84319
         Til Fab Flatdeck      Roll Tites               84314
         Til Fab Flatdeck      Roll Tites               84030
         Til Fab Flatdeck      Roll Tites               84318





--------------------------------------------------------------------------------
 SECURED PARTY:                              DEBTOR:
         PACCAR FINANCIAL CORP.               BOYD BROTHERS TRANSPORTATION, INC.
--------------------------------------------------------------------------------
 By:                                         By:  /s/ Richard Bailey

 --------------------------------------      -----------------------------------
 NAME:                                       NAME:
                                                     Richard Bailey
--------------------------------------------------------------------------------
 TITLE:                                      TITLE:
                                                     CFO
--------------------------------------------------------------------------------
 DATE:                                       DATE:
         May 23, 2003                                May 23, 2003
--------------------------------------------------------------------------------
                                             TAX ID: 63-6006515
                                             -----------------------------------


--------------------------------------------------------------------------------
DEBTOR:             Boyd Brothers Transportation, Inc.
CONTRACT DATE:      May 23, 2003         Page 1 of 1
--------------------------------------------------------------------------------
ACT. NO. 9728 (R9-00)

[PACCAR                                                       INSURANCE APPENDIX
FINANCIAL LOGO]                       COMPREHENSIVE AND COLLISION SELF INSURANCE
--------------------------------------------------------------------------------

This appendix is attached to and incorporated into the Direct Loan Security Agreement (Security Agreement) dated May 23, 2003 between BOYD BROTHERS TRANSPORTATION, INC. ("Debtor") and PACCAR FINANCIAL CORP. ("Secured Party"), relating to the purchase and sale of certain Equipment described in the Description of Vehicle - Collateral section of the Security Agreement. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Security Agreement.

Section 8 of the Security Agreement requires Debtor to "keep the Collateral continuously insured against fire, theft, collision and any other hazard Secured Party specifies" on the terms stated therein.

Provided that no default has occurred under the Security Agreement, Secured Party hereby waives the requirements of Section 8 of the Security Agreement.

In consideration of Secured Party's waiver of the requirements of Section 8 of the Security Agreement, Debtor agrees that:

(1) In the event that an item of Collateral is lost, stolen, destroyed or damaged, Debtor shall, within thirty (30) days thereof and at Secured Party's election,

     (A) replace the item of Collateral with another item suitable to Secured Party; or
     (B) pay the total amount of the obligation secured by the item of Collateral; or
     (C) repair the specific item of Collateral.

(2) Secured Party may cancel this Appendix at any time and for any reason upon written notice of cancellation to Debtor. Debtor shall thereafter comply with the insurance provisions of Section 8 of the Security Agreement, and shall deliver the certificate of insurance required by Section 8 of the Security Agreement to Secured Party within ten (10) days of receipt of the notice of cancellation of this Appendix.

(3) Nothing herein shall be construed to create any duty on the part of Secured Party to provide insurance of any kind and Debtor shall be solely liable for any loss, cost or damage incurred or allegedly incurred arising out of this Appendix.

     Debtor's failure to comply with any of the provisions of this Appendix shall constitute a default under the Security Agreement.



--------------------------------------------------------------------------------
SECURED PARTY:                          DEBTOR:
     PACCAR FINANCIAL CORP.                   BOYD BROTHERS TRANSPORTATION, INC.
--------------------------------------------------------------------------------
BY:                                     BY: /s/ Richard Bailey
------------------------------------     ---------------------------------------
NAME:                                   NAME:
                                              Richard Bailey
--------------------------------------------------------------------------------
TITLE:                                  TITLE:
                                              CFO
--------------------------------------------------------------------------------
DATE:                                   DATE:
     May 23, 2003                             May 23, 2003
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                                        TAX ID:
                                              63-6006515
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DEBTOR:        Boyd Brothers Transportation, Inc.
CONTRACT DATE: May 23, 2003
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CAT. NO. 7818 (R2-96)

[PACCAR                                                DIRECT LOAN CROSS-DEFAULT
FINANCIAL LOGO]                                   AND CROSS COLLATERAL AGREEMENT
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To: PACCAR Financial Corp.

You have made one or more direct loans to us (herein designated "Accounts") for the purpose of our buying, or refinancing already purchased, equipment and/or inventory (herein designated "Collateral"). The Accounts create security interests in the Collateral.

In order to induce you to extend our time of payment on one or more Accounts and/or to make additional loans to us and/or lease Collateral to us and/or to purchase additional Accounts, and in consideration of you so doing, and for other good and valuable consideration, the receipt and sufficiency of which we hereby acknowledge, we agree as follows:

(1) All presently existing and hereafter acquired Collateral (the description of which is incorporated herein by reference) in which you have or shall have a security interest shall secure the payment and performance of all of our liabilities and obligations to you of every kind and character, whether joint or several, direct or indirect, absolute or contingent, due or to become due, and whether under presently existing or hereafter created Accounts or agreements or otherwise (herein individually and collectively designated "Obligations").

(2) We further agree that your security interest in the Collateral covered by any Account now held or hereafter acquired by you shall not be terminated in whole or part until and unless all of our Obligations to you are fully paid and satisfied and the terms of every Account now owned or hereafter acquired by you have been fully performed by us. It is further agreed that you are to retain your security interest in all Collateral covered by all Accounts now owned or hereafter acquired by you, as security for payment and performance under every Account, notwithstanding the fact that one or more of such Accounts have been or may become fully paid.

(3) A default under any Account or other agreement between us shall be deemed to be a default under all other Accounts and agreements.

(4) Upon our default, any and all Accounts and agreements shall, at your option, become immediately due and payable without notice or demand to us or any other party obligated thereon, and you shall have and may exercise any and all rights and remedies of a secured party under the Uniform Commercial Code as enacted in the applicable jurisdiction(s) and as otherwise granted or accorded to you under any Account, other agreement, rule of law, judicial decision or statute. We hereby waive, to the maximum extent permitted by law, notices of default, notices of repossession and sale or other disposition of collateral, and all other notices, and in the event any such notice cannot be waived, we agree that if such notice is mailed to us postage prepaid at the address shown below at least ten (10) days prior to the exercise by you of any of your rights or remedies, such notice shall be deemed to be reasonable and shall fully satisfy any requirement for giving notice.

(5) All rights and remedies granted to you hereunder shall be cumulative and not alternative, shall be in addition to, and shall in no manner impair or affect, your rights and remedies under any existing Account, agreement, statute, judicial decision or rule of law.

This instrument is intended to create cross-default and cross-security between and among all Accounts now owned or hereafter acquired by you.

This agreement may not be varied or altered nor its provisions waived except by our duly executed written agreement. This agreement shall inure to the benefit of your successors and assigns and shall be binding upon our heirs, administrators, executors, legal representatives, successors and assigns.

IN WITNESS WHEREOF, we have executed this Agreement this twenty-third day of May, 2003.


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 DEBTOR:
          BOYD BROTHERS TRANSPORTATION, INC.
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 ADDRESS:
          3275 Highway 30
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 CITY, STATE ZIP:
          Clayton, Alabama 36016
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 BY:
          /s/ Richard Bailey
 -------------------------------------------------
 NAME:
          Richard Bailey
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 TITLE:
          CFO
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CAT. NO. 7976 DLD